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                                                                 Exhibit 10.1(a)

521 West Central Boulevard
Orlando, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 521 West Central Boulevard, Orlando, Florida, including, without limitation, an approximately 117,327 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A"

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contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty
(60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of thirty (30) months, said additional term to commence effective as of April 1, 2003, and to end on September 30, 2005.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or

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at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without

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at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

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     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and

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Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the

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Tenant without Landlord's approval but with written notice of such transfer.
Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

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     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

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     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or
(2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

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     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord: Hughes, Inc.
                   P.O. Box 568065
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                       -------------

                   and

                   Hughes, Inc.
                   1411 Edgewater Drive, Suite 200
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                           -------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b) Tenant:   Hughes Supply, Inc.
                   20 North Orange Avenue, Suite 200
                   Orlando, Florida 32801
                   Attention: Associate General Counsel
                   Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                             "LANDLORD"

Witnesses:                                   HUGHES, INC., a Florida corporation


                                             By:
--------------------------------                 -------------------------------

Printed:                                     Printed:
         -----------------------                      --------------------------

                                             Title:
                                                    ----------------------------

--------------------------------

Printed:
        ------------------------

                                             "TENANT"

                                             HUGHES SUPPLY, INC., a Florida
                                             corporation


                                             By:
--------------------------------                 -------------------------------

Printed:                                     Printed:
         -----------------------                      --------------------------

                                             Title:
                                                    ----------------------------

-------------------------------

Printed:
         -----------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                             Title Commitment Legal

Description of Real Property Situated in Orange County, Florida:

Lots 17, 18 and 19, Lots 22 through 25 and the West 31.5 feet of Lot 21, Block 1; Lots 3, 4 and 5, Lots 8 through 14 and the North 102 feet of Lots 15 and 16, Block 2, GROVE PARK, according to the map or plat thereof as recorded in Plat Book E, Page(s) 57, Public Records of Orange County, Florida.

The North 55.5 feet of Lot 6 and all Lot 7, Less North 25 feet for street, Block 2, GROVE PARK, according to the map or plat thereof as recorded in Plat Book E, Page(s) 57, Public Records of Orange County, Florida.

Lots 7 and 8, Block 1 and Lots 19 and 20 and the West 20 feet of Lot 18, Block 2, HUSSEY & COOK'S ADDITION TO ORLANDO, according to the map or plat thereof as recorded in Plat Book B, Page(s) 73, Public Records of Orange County, Florida.

The North 220 feet of the West 99.8 feet of the Northeast 1/4 of the Northeast 1/4 of the Southeast 1/4 of the Southwest 1/4 of Section 26, Township 22 South, Range 29 East less the West 49.44 feet and less the street on the North Orange County, Florida.

                      Legal Description from Existing Lease

521-531 West Central Boulevard: This parcel is located on the north side of Central Boulevard and contains approximately 86,521 square feet of land area. It includes the corporate offices, electrical sales area and warehouse, fixture showroom, as well as parking and storage areas adjacent thereto.

521-531 Grove Park Drive: This parcel is located on the north side of Grove Park Drive and contains office and warehouse space totaling approximately 20, 455 square feet. It also includes a steel frame, semi-enclosed metal storage shed containing approximately 9,610 square feet, and paved parking and storage areas totaling approximately 8,791 square feet.

Lot 18, Block 1, Grove Park: This parcel is also located on the north side of Grove Park Drive, but is non-contiguous to other leased property. It is a paved parking and storage area containing approximately 8,457 square feet.

520 West Central Boulevard: This parcel is a non-contiguous paved parking lot located on the south side of Central Boulevard and totals approximately 30, 339 square feet.

536 West Central Boulevard: This parcel is a non-contiguous paved parking lot and storage area located on the south side of Central Boulevard containing approximately 26,178 square feet.

Total office and warehouse space in and around Central Boulevard totals approximately 108,000 square feet. Parking and storage areas total approximately 79,120 square feet.

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 521 West Central Boulevard, Orlando, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $308,570.00, payable in equal monthly installments of $25,714.17. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 104% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

     4. The following provisions of the Subject Lease (as noted) are hereby modified as follows:

          (a) Notwithstanding anything in Paragraphs 7 and 14 of the Subject Lease to the contrary, Tenant shall have no maintenance or repair obligations except for those necessary to address any health and/or safety concerns with respect to the Premises. In the event the Premises is cited by any applicable authority for any non-compliance, Tenant shall have the option to either (i) make such repairs as are required by the citing authority; or (ii) shut down Tenant's operations. The Landlord acknowledges and agrees that it is its intent to raze the building upon termination of the Lease and therefore accepts this limitation in Tenant's obligations. Furthermore, the limitations on repairs as provided above shall not operate to limit or in any way impair the indemnity obligations of the Tenant to the Landlord arising from Tenant's use and occupancy of the Premises.

     5. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                   LANDLORD:

                                             HUGHES, INC.,
                                             a Florida corporation


--------------------------------             By: /s/ Vincent S. Hughes
                                                 -------------------------------
Print Name:                                  Name:
           ---------------------                   -----------------------------
                                             Title:
                                                    ----------------------------

--------------------------------

Print Name:
           ---------------------

                                             TENANT:

                                             HUGHES SUPPLY, INC.,
WITNESSES:                                   a Florida corporation


--------------------------------             By: /s/ Mark D. Scimeca
                                                 -------------------------------
Print Name:                                  Name:
           ---------------------                   -----------------------------
                                             Title: Associate General Counsel

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                                                                 Exhibit 10.1(b)

1010 West Grand Avenue
Orlando, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 1010 West Grand Avenue, Orlando, Florida, including, without limitation, an approximately 68,600 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to

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what comprises the Premises, the actual space used by Tenant under the Existing
Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty (60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of thirty (30) months, said additional term to commence effective as of April 1, 2003, and to end on September 30, 2005.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall

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provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

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If Tenant fails to maintain all insurance as provided above, or fails to furnish
Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse
Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that

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date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as

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practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no

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event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees)

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arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with

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any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or (2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord: Hughes, Inc.
                   P.O. Box 568065
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------
                   and

                   Hughes, Inc.
                   1411 Edgewater Drive, Suite 200
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b) Tenant:   Hughes Supply, Inc.
                   20 North Orange Avenue, Suite 200
                   Orlando, Florida 32801
                   Attention: Associate General Counsel
                   Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                      "LANDLORD"

Witnesses:                            HUGHES, INC., a Florida corporation


                                      By:
--------------------------------         ---------------------------------------

Printed:                              Printed:
        ------------------------              ----------------------------------

                                      Title:
--------------------------------            ------------------------------------

Printed:
        ------------------------
                                       17

                                      "TENANT"

                                      HUGHES SUPPLY, INC., a Florida corporation


                                      By:
--------------------------------         ---------------------------------------

Printed:                              Printed:
        ------------------------              ----------------------------------

                                      Title:
--------------------------------            ------------------------------------

Printed:
        ------------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                                Legal Description

Lot 12 of Orlando Farm and Truck Company Subdivision, according to plat thereof as recorded in Plat Book "D," Page 45, Public Records of Orange County, Florida.

Includes two buildings: 34,000 square feet of office and warehouse at 1000 West Grand Street and 30,000 square feet of office and warehouse at 1020 West Grand Street. Also, approximately 105,000 square feet of parking and storage areas, with a street address of Plumbing Operation, 1000-1020 West Grand Street, Orlando, Florida.

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 1000 through 1020 West Grand Avenue, Orlando, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $182,476.00, payable in equal monthly installments of $15,206.33. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 104% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

     4. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                     LANDLORD:

                                               HUGHES, INC.,
                                               a Florida corporation


                                               By: /s/ Vincent Hughes
--------------------------------------------       -----------------------------
                                               Name: Vincent Hughes
Print Name:                                    Title:
           ---------------------------------         ---------------------------

--------------------------------------------

Print Name:
           ---------------------------------

                                               TENANT:

                                               HUGHES SUPPLY, INC.,
WITNESSES:                                     a Florida corporation


                                               By:  Mark D. Scimeca
--------------------------------------------      ------------------------------
                                               Name:
--------------------------------------------        ----------------------------
                                               Title: Associate General Counsel
Print Name:
           ---------------------------------

--------------------------------------------

Print Name:
           ---------------------------------

                                                                 Exhibit 10.1(c)

2018 Lucerne Terrace
Orlando, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 2018 Lucerne Terrace, Orlando, Florida, including, without limitation, an approximately 30,000 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty (60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of thirty (30) months, said additional term to commence effective as of April 1, 2003, and to end on September 30, 2005.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or (2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord: Hughes, Inc.
                   P.O. Box 568065
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------

                   and

                   Hughes, Inc.
                   1411 Edgewater Drive, Suite 200
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b) Tenant:   Hughes Supply, Inc.
                   20 North Orange Avenue, Suite 200
                   Orlando, Florida 32801
                   Attention: Associate General Counsel
                   Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                             "LANDLORD"

Witnesses:                                   HUGHES, INC., a Florida corporation


                                             By:
-------------------------------                 --------------------------------

Printed:                                     Printed:
        -----------------------                      ---------------------------

-------------------------------              Title:
                                                   -----------------------------

Printed:
        -----------------------

                                             "TENANT"

                                             HUGHES SUPPLY, INC., a Florida
                                             corporation


                                             By:
-------------------------------                 --------------------------------

Printed:                                     Printed:
        -----------------------                      ---------------------------

-------------------------------              Title:
                                                   -----------------------------
Printed:
        -----------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                             Title Commitment Legal

Description of Real Property Situated in Orange County, Florida:

Lot 1, GRANT STREET WAREHOUSE, according to the map or plat thereof as recorded in Plat Book 29, Page(s) 58, Public Records of Orange County, Florida.

                            Legal from Existing Lease

From the SE corner of Lot "A," Muriel Terrace, as recorded in Plat Book "J," Page 125, Public Records of Orange County, Florida; run west along the south boundary of said Lot "A" a distance of 271.20 feet to the easterly ROW of Seaboard Coastline Railroad; thence north along said ROW a distance of 600 feet to a point of beginning; thence continue north along said ROW approximately 200 feet; thence east approximately 455 feet to a point on the east boundary of Lot 7, Langston's Subdivision as recorded in Plat Book "B," Page 29, Public Records of Orange County, Florida; thence south along the east boundary of said Langston's Subdivision 160 feet to the centerline of Harding Avenue; thence west along said centerline 119.3 feet; thence south approximately 40 feet; thence west approximately 320 feet to the point of beginning.

Includes the 30,000 square feet warehouse building located thereon, with a street address of Orlando Utility Warehouse, 2018 Lucerne Terrace, Orlando, Florida.

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 2018 Lucerne Terrace, Orlando, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $90,000.00, payable in equal monthly installments of $7,500.00. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 104% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

          (b) The parties acknowledge that Tenant is in need of access to Grant Street from the Premises. Provided such access rights do not interfere with the business of the other tenant on the property, L&S Services, Inc., Tenant shall have the right of access across all concrete areas located on all adjacent property to the Premises owned by Landlord.

          (c) Tenant shall be responsible, at its sole cost and expense, for those portions indicated as Tenant's maintenance responsibility on the "Asphalt Use and Areas of Responsibility portion of Exhibit "A" of the Subject Lease.

     4. The following paragraphs or subparagraphs (as noted) are hereby deleted from the Subject Lease and replaced as follows:

          (a) Paragraph 5, Taxes. Notwithstanding anything herein to the contrary, Landlord shall pay as and when due any and all real property taxes, assessments and related costs for the property upon which the Premises is located (the "Taxes"). Within thirty (30) days of receipt of a copy of the paid tax bill from Landlord and a breakdown of the allocation among the various tenants and Landlord, Tenant shall reimburse Landlord for its proportionate share of the Taxes. As used herein, Tenant's proportionate share of the Taxes shall mean 65%. Notwithstanding the foregoing, in the event there are additional improvements constructed and/or other modifications to the property which would alter Tenant's proportionate share, the parties agree to negotiate for a reasonable re-proration based on any such changes.

     5. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.


WITNESSES:                                   LANDLORD:

                                             HUGHES, INC.,
                                             a Florida corporation


                                             By: /s/ Vincent Hughes
-------------------------------                 --------------------------------
                                             Name:
Print Name:                                       ------------------------------
           --------------------              Title:
                                                   -----------------------------

-------------------------------

Print Name:
           --------------------

                                             TENANT:

                                             HUGHES SUPPLY, INC.,
WITNESSES:                                   a Florida corporation


                                             By: Mark D. Scimeca
-------------------------------                 --------------------------------
                                             Name:
Print Name:                                       ------------------------------
           --------------------              Title: Associate General Counsel

-------------------------------

Print Name:
           --------------------

                                                                 Exhibit 10.1(d)

335 North Ingraham Avenue
Lakeland, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 335 North Ingraham Avenue, Lakeland, Florida, including, without limitation, an approximately 34,100 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty
(60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of seven (7) years and three (3) months, said additional term to commence effective as of April 1, 2003, and to end on June 30, 2010.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and

Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S)12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the

Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or
(2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a)  Landlord: Hughes, Inc.
                    P.O. Box 568065
                    Orlando, Florida 32804
                    Attention: Vincent Hughes
                    Phone No.:(407) 648-8587 / Fax No.:
                                                       -------------

                    and

                    Hughes, Inc.
                    1411 Edgewater Drive, Suite 200
                    Orlando, Florida 32804
                    Attention: Vincent Hughes
                    Phone No.:(407) 648-8587 / Fax No.:
                                                       -------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b)  Tenant:   Hughes Supply, Inc.
                    20 North Orange Avenue, Suite 200
                    Orlando, Florida 32801
                    Attention: Associate General Counsel
                    Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                           "LANDLORD"

Witnesses:                                 HUGHES, INC., a Florida corporation


                                           By:
----------------------------------------      ----------------------------------

Printed:                                   Printed:
        --------------------------------           -----------------------------
                                           Title:
                                                 -------------------------------

----------------------------------------

Printed:
        --------------------------------

                                           "TENANT"

                                           HUGHES SUPPLY, INC., a Florida
                                           corporation


                                           By:
----------------------------------------      ----------------------------------

Printed:                                   Printed:
        --------------------------------           -----------------------------
                                           Title:
----------------------------------------          ------------------------------

Printed:
        --------------------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 335 North Ingraham Avenue, Lakeland, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $110,825.00, payable in equal monthly installments of $9,235.42. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 103% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

          (b) Notwithstanding anything in the Subject Lease to the contrary, all rights with respect to the "Shared Use Areas" as set forth in that certain lease between Landlord and Tenant for that property located at 419 North Ingraham Avenue, Lakeland, Florida (the "419 Lease"), which 419 Lease is hereby incorporated by reference, shall continue and be in full force and effect under the Subject Lease. The Shared Use Areas are also depicted on the Exhibit "A" attached to the Subject Lease. Notwithstanding the foregoing, the parties acknowledge that the existing tax parcels do not coincide with the division of the Premises and the leased premises subject to the 419 Lease (the "419 Premises"). Landlord is in the process of having the tax parcels modified by the appropriate authorities to more accurately reflect the division of the Premises and 419 Premises and Tenant agrees that (i) it will be bound by any such reasonable reconfiguration; and (ii) in the event Tenant is at any time not the tenant of both the Premises and the 419 Premises, then the maintenance and other obligations with respect to the Shared Use Areas will be equally divided between the two (2) properties.

          The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                 LANDLORD:

                                           HUGHES, INC.,
                                             a Florida corporation


                                           By: /s/ Vincent Hughes
----------------------------------------      ----------------------------------
Print Name:                                Name:
           -----------------------------        --------------------------------
                                           Title:
                                                 -------------------------------

----------------------------------------

Print Name:
           -----------------------------

                                           TENANT:

                                           HUGHES SUPPLY, INC.,
WITNESSES:                                 a Florida corporation


                                           By: /s/ Mark D. Scimeca
----------------------------------------      ---------------------------------
Print Name:                                Name:
           -----------------------------        --------------------------------
                                           Title: Associate General Counsel

----------------------------------------
Print Name:
           -----------------------------

                                                                 Exhibit 10.1(e)

951 Pierce Street
Clearwater, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 951 Pierce Street, Clearwater, Florida, including, without limitation, an approximately 21,000 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty (60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of seven (7) years, said additional term to commence effective as of April 1, 2003, and to end on March 31, 2010.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or (2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord: Hughes, Inc.
                   P.O. Box 568065
                   Orlando, Florida 32804
                   Attention: Vincent
                   Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------

                   and

                   Hughes, Inc.
                   1411 Edgewater Drive, Suite 200
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b) Tenant: Hughes Supply, Inc.
                 20 North Orange Avenue, Suite 200
                 Orlando, Florida 32801
                 Attention: Associate General Counsel
                 Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                      "LANDLORD"

Witnesses:                            HUGHES, INC., a Florida corporation


                                      By:
--------------------------------         ---------------------------------------

Printed:                              Printed:
        ------------------------              ----------------------------------
                                      Title:
                                            ------------------------------------
--------------------------------

Printed:
        ------------------------

                                      "TENANT"

                                      HUGHES SUPPLY, INC., a Florida corporation


                                      By:
--------------------------------         ---------------------------------------

Printed:                              Printed:
        ------------------------              ----------------------------------
                                      Title:
                                            ------------------------------------
--------------------------------

Printed:
        ------------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                             Title Commitment Legal

Description of Real Property Situated in Pinellas County, Florida:

South 1/2 of Lot 25, Block B, Coachman Heights, according to the map or plat thereof as recorded in Plat Book 20, Page(s) 26, all sometimes known as South 1/2 of Lot 25, Block B, Coachman Heights, according to plat thereof filed February 3, 1912 in Plat Book 1, Page 16, Public Records of Pinellas County, Florida.

Lot 9 and Lot 10, Block B, Coachman Heights, according to the map or plat thereof as recorded in Plat Book 20, Page(s) 26, Public Records of Pinellas County, Florida.

The North 1/2 of Lot 25, Block B, Coachman Heights, according to the map or plat thereof as recorded in Plat Book 20, Page(s) 26, Public Records of Pinellas County, Florida.

South 10 feet of Lots 5 and 20 and all of Lots 6, 7, 8, 21, 22, 23 and 24, Block B, Coachman Heights, according to the map or plat thereof as recorded in Plat Book 20, Page(s) 26, Public Records of Pinellas County, Florida.

All of Lots 6, 7, 8, 9, 10, 21, 22, 23, 24 and 25, and the South 10 feet of Lots 5 and 20 of Block B, Coachman Heights Subdivision, as recorded in Plat Book 20, Page 26, Public Records of Pinellas County, Florida.

Includes 21,000 square foot office and warehouse building and paved parking and storage areas totaling approximately 59,500 square feet, with a street address of 951 Pierce Street, Clearwater, Florida.

                                  Addendum "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 951 Pierce Street, Clearwater, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $94,500.00, payable in equal monthly installments of $7,875.00. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 104% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

          (b) At any time after March 31, 2004, either party shall have the right to terminate the Subject Lease prior to its natural expiration date by delivering written notice of termination to the other party (the "Termination Notice") not less than twenty four (24) months after the date of the Termination Notice, it being the intent of the parties that the Subject Lease Term be not less than three (3) years in duration. The Termination Notice shall set forth the proposed termination date of the Subject Lease; as of said date, all obligations under the Subject Lease shall cease and be of no further force and effect between the parties accruing after the effective date of such termination. In the event of any such termination, the reimbursement of costs by Landlord to Tenant under Paragraph 41 of the Subject Lease shall terminate upon the effective date of such termination by either Landlord or Tenant.

     4. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                     LANDLORD:

                                               HUGHES, INC.,
                                               a Florida corporation


                                               By: /s/ Vincent Hughes
--------------------------------------------       -----------------------------
                                               Name:
Print Name:                                         ----------------------------
           ---------------------------------   Title:
                                                     ---------------------------

--------------------------------------------

Print Name:
           ---------------------------------


                                               TENANT:

                                               HUGHES SUPPLY, INC.,
WITNESSES:                                     a Florida corporation


                                               By: /s/ Mark D. Scimeca
--------------------------------------------       -----------------------------
                                               Name:
Print Name:                                         ----------------------------
           ---------------------------------   Title: Associate General Counsel

--------------------------------------------

Print Name:
           ---------------------------------

                                                                 Exhibit 10.1(f)

903 Brentwood Drive
Daytona, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 903 Brentwood Drive, Daytona, Florida, including, without limitation, an approximately 23,270 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty (60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of five (5) years, said additional term to commence effective as of April 1, 2003, and to end on March 31, 2008.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or (2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a)  Landlord: Hughes, Inc.
                    P.O. Box 568065
                    Orlando, Florida 32804
                    Attention: Vincent Hughes
                    Phone No.:(407) 648-8587 / Fax No.:
                                                       ----------------

                    and

                    Hughes, Inc.
                    1411 Edgewater Drive, Suite 200
                    Orlando, Florida 32804
                    Attention: Vincent Hughes
                    Phone No.:(407) 648-8587 / Fax No.:
                                                       ----------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b)  Tenant:   Hughes Supply, Inc.
                    20 North Orange Avenue, Suite 200
                    Orlando, Florida 32801
                    Attention: Associate General Counsel
                    Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                             "LANDLORD"

Witnesses:                                   HUGHES, INC., a Florida corporation


-------------------------------              By:
                                                --------------------------------

Printed:                                     Printed:
        -----------------------                      ---------------------------

                                             Title:
-------------------------------                    -----------------------------

Printed:
        -----------------------

                                             "TENANT"

                                             HUGHES SUPPLY, INC., a Florida
                                             corporation


-------------------------------              By:
                                                --------------------------------

Printed:                                     Printed:
        -----------------------                      ---------------------------

                                             Title:
-------------------------------                    -----------------------------


Printed:
        -----------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                                Legal Description

A portion of the Northerly 1/2 of Lot 4, Block 33, Mason and Carswell Subdisivion, as recorded in Map Book 2, Page 90, Public Records of Volusia County, Florida, being described as follows: Commencing at an intersection of the Southerly line of Brentwood Drive, formerly Second Street (a 33 foot right of way) with the Easterly line of said Lot 4; thence Westerly along the Southerly line of said Brentwood Drive a distance of 175 feet to the place of beginning for the following described parcel; thence Southerly and parallel to the Easterly line of said Lot 4 a distance of 494.04 feet to a point in the division line between Sykes and Paynter property; thence Westerly along an established fence line dividing the Sykes and Paynter property a distance of 483 feet to a point in the westerly line of said Lot 4; thence Northerly along the westerly line of said Lot 4 a distance of 257.3 feet to a point that is 235 feet Southerly from the Southerly line of said Brentwood Drive; thence Easterly and parallel to said Brentwood Drive a distance of 199 feet; thence Northerly and parallel to the Easterly line of said Lot 4 a distance of 110 feet; thence Easterly and parallel to Brentwood Drive a distance of 65 feet; thence Northerly and parallel to the Easterly line of said Lot 4 a distance of 125 feet to a point in the Southerly line of said Brentwood Drive; thence Easterly along the Southerly line of said Brentwood Drive a distance of 219 feet to the place of beginning.

Less and except Official Records Book 1043, Page 231, Official Records Book 1723, Page 581, and Official Records Book 2882, Page 1928, Public Records of Volusia County, Florida.

                                   EXHIBIT "B"

                                (Current Repairs)

ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 903 Brentwood Drive, Daytona, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $98,897.50, payable in equal monthly installments of $8,241.46. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 103% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

     4. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                   LANDLORD:

                                             HUGHES, INC.,
                                             a Florida corporation


                                             By: /s/ Vincent Hughes
-------------------------------                  -------------------------------
                                             Name: Vincent Hughes
-------------------------------              Title:
                                                    ----------------------------
Print Name:
           --------------------

-------------------------------

Print Name:
           --------------------


                                             TENANT:

                                             HUGHES SUPPLY, INC.,
WITNESSES:                                   a Florida corporation


                                             By: /s/ Mark D. Scimeca
-------------------------------                 --------------------------------
                                             Name: Mark D. Scimeca
Print Name:                                  Title: Associate General Counsel
           --------------------

-------------------------------

Print Name:
           --------------------

                                                                 Exhibit 10.1(g)

401 Angle Road
Ft. Pierce, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 401 Angle Road, Ft. Pierce, Florida, including, without limitation, an approximately 32,200 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty (60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of five (5) years, said additional term to commence effective as of April 1, 2003, and to end on March 31, 2008.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or (2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord: Hughes, Inc.
                   P.O. Box 568065
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      --------------

                   and

                   Hughes, Inc.
                   1411 Edgewater Drive, Suite 200
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      --------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b) Tenant: Hughes Supply, Inc.
                 20 North Orange Avenue, Suite 200
                 Orlando, Florida 32801
                 Attention: Associate General Counsel
                 Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                             "LANDLORD"

Witnesses:                                   HUGHES, INC., a Florida corporation


                                             By:
--------------------------------                --------------------------------

Printed:                                     Printed:
        ------------------------                     ---------------------------

                                             Title:
                                                   -----------------------------

--------------------------------

Printed:
        ------------------------

                                             "TENANT"

                                             HUGHES SUPPLY, INC., a Florida
                                             corporation


                                             By:
--------------------------------                --------------------------------

Printed:                                     Printed:
        ------------------------                     ---------------------------

                                             Title:
                                                   -----------------------------

--------------------------------

Printed:
        ------------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                             Title Commitment Legal

Description of Real Property Situated in St. Lucie County, Florida.

Begin at the Northwest corner of the Southeast Quarter of the Northwest Quarter; thence run East 30 feet for Point of Beginning; thence continue East 270 feet; thence run South 180 feet; thence run West 270 feet; thence run North 180 feet to the Point of Beginning; all in Section 8, Township 35 South, Range 40 East, as per plat thereof recorded in the Public Records of St. Lucie County, Florida.

Lot 33, HOME ACRES UNIT 2, according to the map or plat thereof as recorded in Plat Book 7, Page(s) 28, Public Records of St. Lucie County, Florida.

                      Legal Description per Existing Lease

Lot 33 of Home Acres, Unit #2, as per plat thereof on file in Plat Book 7, Page 28, Public Records of St. Lucie County, Florida . . . and from the NW corner of the SE 1/4 of NW 1/4, Section 8, Township 35 South, Range 40 East, St. Lucie County, run East 30 feet to POB; continue East 270 feet; thence run South 180 feet, thence run West 270 feet; thence run North 180 feet; to the POB.

Includes 30,000 square feet office and warehouse plus approximately 60,000 square feet parking and storage areas, with a street address of 401 Angle Road, Ft. Pierce, Florida.

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (Additional Provisions)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 401 Angle Road, Ft. Pierce, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $115,920.00, payable in equal monthly installments of $9,660.00. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 104% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

     4. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                   LANDLORD:

                                             HUGHES, INC.,
                                             a Florida corporation


                                             By: /s/ Vincent Hughes
--------------------------------                 -------------------------------
                                             Name: Vincent Hughes
--------------------------------             Title:
                                                   -----------------------------
Print Name:
           ---------------------

--------------------------------

Print Name:
           ---------------------


                                             TENANT:

                                             HUGHES SUPPLY, INC.,
WITNESSES:                                   a Florida corporation


--------------------------------             By: /s/ Mark D. Scimeca
                                                 -------------------------------
--------------------------------             Name:
                                                   -----------------------------
Print Name:                                  Title: Associate General Counsel
           ---------------------

--------------------------------

Print Name:
            --------------------

                                                                 Exhibit 10.1(h)

576 NE 23rd Avenue
Gainesville, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 11, 1992, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 576 NE 23rd Avenue, Gainesville, Florida including, without limitation, an approximately 30,832 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty
(60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of five (5) years, said additional term to commence effective as of April 1, 2003, and to end on March 31, 2008.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and

Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S)12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the

Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or
(2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a)  Landlord: Hughes, Inc.
                    P.O. Box 568065
                    Orlando, Florida 32804
                    Attention: Vincent Hughes
                    Phone No.:(407) 648-8587 / Fax No.:
                                                       ----------------

                    and

                    Hughes, Inc.
                    1411 Edgewater Drive, Suite 200
                    Orlando, Florida 32804
                    Attention: Vincent Hughes
                    Phone No.:(407) 648-8587 / Fax No.:
                                                       ----------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b)  Tenant:   Hughes Supply, Inc.
                    20 North Orange Avenue, Suite 200
                    Orlando, Florida 32801
                    Attention: Associate General Counsel
                    Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                          "LANDLORD"

Witnesses:                                HUGHES, INC., a Florida corporation


                                          By:
---------------------------------------      -----------------------------------

Printed:                                  Printed:
        -------------------------------           ------------------------------

                                          Title:
                                                --------------------------------
---------------------------------------

Printed:
        -------------------------------

                                          "TENANT"

                                          HUGHES SUPPLY, INC., a Florida
                                          corporation


                                          By:
---------------------------------------      -----------------------------------

Printed:                                  Printed:
        -------------------------------           ------------------------------

                                          Title:
                                                --------------------------------
---------------------------------------

Printed:
        -------------------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                             Title Commitment Legal

Description of Real Property Situated in Alachua County, Florida:

Lots 36, 37, 39 and 40, Lisa Heights, according to the map or plat thereof as recorded in Plat Book E, Page(s) 76, Public Records of Alachua County, Florida.

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 576 NE 23rd Avenue, Gainesville, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $115,620.00, payable in equal monthly installments of $9,635.00. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 104% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

     4. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                LANDLORD:

                                          HUGHES, INC.,
                                          a Florida corporation


                                          By: /s/ Vincent Hughes
---------------------------------------      -----------------------------------

Print Name:                               Name:
           ----------------------------        ---------------------------------
                                          Title:
                                                --------------------------------

---------------------------------------

Print Name:
           ----------------------------


                                          TENANT:

                                          HUGHES SUPPLY, INC.,
WITNESSES:                                a Florida corporation


                                          By: /s/ Mark D. Scimeca
---------------------------------------      -----------------------------------

Print Name:                               Name:
           ----------------------------        ---------------------------------
                                          Title: Associate General Counse

---------------------------------------

Print Name:
           ----------------------------

                                                                 Exhibit 10.1(i)

2525 12th Street
Sarasota, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, those certain leases dated June 1, 1987 (as to Building 1) and March 31, 1988 (as to Building 2), as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at Buildings 1 and 2, 2525 12th Street, Sarasota, Florida, including, without limitation, an approximately 38,500 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the

Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty (60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of five (5) years, said additional term to commence effective as of April 1, 2003, and to end on March 31, 2008.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and

Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the

Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or
(2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord: Hughes, Inc.
                   P.O. Box 568065
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                       -------------

                   and

                   Hughes, Inc.
                   1411 Edgewater Drive, Suite 200
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                           -------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b) Tenant:   Hughes Supply, Inc.
                   20 North Orange Avenue, Suite 200
                   Orlando, Florida 32801
                   Attention: Associate General Counsel
                   Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                             "LANDLORD"

Witnesses:                                   HUGHES, INC., a Florida corporation


                                             By:
--------------------------------                 -------------------------------

Printed:                                     Printed:
         -----------------------                      --------------------------

                                             Title:
                                                    ----------------------------

--------------------------------

Printed:
         -----------------------

                                             "TENANT"

                                             HUGHES SUPPLY, INC., a Florida
                                             corporation


                                             By:
--------------------------------                 -------------------------------

Printed:                                     Printed:
         -----------------------                      --------------------------

                                             Title:
                                                    ----------------------------
-------------------------------

Printed:
         -----------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                             Title Commitment Legal

Description of Real Property Situated in Sarasota County, Florida:

Commence at the SE corner of the NW 1/4 of the SE 1/4 of Section 17; thence West along C/L of 12th Street, 313.64 feet; thence North 25 feet to the North R/W of 12th Street for Point of Beginning; thence North 250 feet; thence East 288.64 feet; thence North 372.62 feet; thence West 775.24 feet; thence South 372.88 feet; thence along curve to right 120.75 feet; thence along curve to left 130.14 feet; thence East 50 feet; thence Northeasterly along curve to right 120.76 feet; thence Northerly along curve to left 87.65 feet; thence East 134.26 feet; thence South 206.97 feet; thence East 300 feet to Point of Beginning, Less R/W for 12th Street as described in Official Records Book 2278, Page 2920 and Official Records Book 1692, Page 1050, Public Records of Sarasota County, Florida.

                      Legal Description from Existing Lease

Approximately 3.8 acres of land located adjacent to the northwest corner of property currently leased by Hughes Supply, Inc. (Lessee) from Hughes, Inc. (Lessor), including the recently completed 17,500 square feet building, paved parking and storage areas, and retention pond, with a street address of 2525 12th Street, Sarasota, Florida.

Beginning at the SE corner of the NW 1/4 of the SE 1/4 of Section 17, Township 36 South, Range 18 East, Sarasota County, Florida; thence run west along the centerline of 12th Street 313.64 feet; thence north 00(degree)15'04" east 25 feet to the north R/W of said 12th Street for a point of beginning; thence continue north 00(degree)15'04" east 367.59 feet; thence south 89(degree)56'05" west 302.03 feet; thence south 00(degree)05'55" east 366.95 feet to the north R/W of said 12th Street; thence east along said R/W 300 feet to the point of beginning.

Includes 20,000 square feet of office and warehouse plus approximately 38,000 square feet of parking and storage areas, with a street address of 2525 12th Street, Sarasota, Florida.

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 521 West Central Boulevard, Orlando, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $308,570.00, payable in equal monthly installments of $25,714.17. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 104% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a one (1) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

     4. The following provisions of the Subject Lease (as noted) are hereby modified as follows:

          (a) Notwithstanding anything in Paragraphs 7 and 14 of the Subject Lease to the contrary, Tenant shall have no maintenance or repair obligations except for those necessary to address any health and/or safety concerns with respect to the Premises. In the event the Premises is cited by any applicable authority for any non-compliance, Tenant shall have the option to either (i) make such repairs as are required by the citing authority; or (ii) shut down Tenant's operations. The Landlord acknowledges and agrees that it is its intent to raze the building upon termination of the Lease and therefore accepts this limitation in Tenant's obligations. Furthermore, the limitations on repairs as provided above shall not operate to limit or in any way impair the indemnity obligations of the Tenant to the Landlord arising from Tenant's use and occupancy of the Premises.

     5. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                   LANDLORD:

                                             HUGHES, INC.,
                                             a Florida corporation


                                             By: /s/ Vincent Hughes
--------------------------------                 -------------------------------

Print Name:                                  Name:
           ---------------------                   -----------------------------
                                             Title:
                                                    ----------------------------

--------------------------------

Print Name:
           ---------------------

                                             TENANT:

                                             HUGHES SUPPLY, INC.,
WITNESSES:                                   a Florida corporation


                                             By: /s/ Mark D. Scimeca
--------------------------------                 -------------------------------

Print Name:                                  Name:
           ---------------------                   -----------------------------
                                             Title: Associate General Counsel

--------------------------------

Print Name:
           ---------------------

                                                                 Exhibit 10.1(j)

341 South Seaboard Avenue
Venice, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 341 South Seaboard Avenue, Venice, Florida, including, without limitation, an approximately 19,775 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty (60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of five (5) years, said additional term to commence effective as of April 1, 2003, and to end on March 31, 2008.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or
(2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or
(7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord: Hughes, Inc.
                   P.O. Box 568065
                   Orlando, Florida 32804
                   Attention: Vincent
                   Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------
                   and

                   Hughes, Inc.
                   1411 Edgewater Drive, Suite 200
                   Orlando, Florida 32804
                   Attention: Vincent Hughes
                   Phone No.:(407) 648-8587 / Fax No.:
                                                      -------------

                              [LANDLORD TO VERIFY]

or to such other address as Landlord may hereafter designate in writing to Tenant.

     (b) Tenant:   Hughes Supply, Inc.
                   20 North Orange Avenue, Suite 200
                   Orlando, Florida 32801
                   Attention: Associate General Counsel
                   Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the

Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant

     Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.


                                      "LANDLORD"

Witnesses:                            HUGHES, INC., a Florida corporation


                                      By:
--------------------------------         ---------------------------------------

Printed:                              Printed:
        ------------------------              ----------------------------------

                                      Title:
                                            ------------------------------------
--------------------------------

Printed:
        ------------------------

                                      "TENANT"

                                      HUGHES SUPPLY, INC., a Florida corporation


                                      By:
--------------------------------         ---------------------------------------

Printed:                              Printed:
        ------------------------              ----------------------------------

                                      Title:
                                            ------------------------------------
--------------------------------

Printed:
        ------------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                                Legal Description

Lots 11, 12, 13, 14, 34, 35, and that part of Lot C, lying between Lots 11 through 14 and Lots 32 through 35, Block 204, Edgewood Section of Venice, as per Plat thereof recorded in Plat Book 2, Page 166, of the Public Records of Sarasota County, Florida.

Includes 15,000 square feet of office and warehouse plus approximately 54,500 square feet parking and storage areas, with a street address of 341 South Seaboard Avenue, Venice, Florida.

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 341 South Seaboard Avenue, Venice, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $83,055.00, payable in equal monthly installments of $6,921.25. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 103% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

          (b) The parties acknowledge that there is currently an overhang and a concrete pad at grade level which encroach onto the adjacent property along the southeast boundary of the Premises (the "Adjacent Premises"), all as more particularly described on Schedule 1 attached hereto and by this reference incorporated herein. Tenant is the current owner of the Adjacent Premises. Tenant agrees that, in the event Tenant sells the Adjacent Premises and/or at such time as the Subject Lease terminates, Tenant shall either (i) remove the encroachments; or (ii) grant Landlord an easement for said encroachments as depicted on Schedule 1.

     4. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                                     LANDLORD:

                                               HUGHES, INC.,
                                               a Florida corporation


                                               By: /s/ Vincent Hughes
--------------------------------------------       -----------------------------
                                               Name:
Print Name:                                         ----------------------------
           ---------------------------------   Title:
                                                     ---------------------------


--------------------------------------------

Print Name:
           ---------------------------------

                                               TENANT:

                                               HUGHES SUPPLY, INC.,
WITNESSES:                                     a Florida corporation


                                               By: /s/ Mark D. Scimeca
--------------------------------------------       -----------------------------
                                               Name:
Print Name:                                         ----------------------------
           ---------------------------------   Title: Associate General Counsel


--------------------------------------------

Print Name:
           ---------------------------------

                                                                 Exhibit 10.1(k)

2439 7th Street SW
Winter Haven, Florida

                      AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE (this "Lease") is made effective as of April 1, 2003, by and between HUGHES, INC., a Florida corporation, first party, hereinafter referred to as "Landlord", and HUGHES SUPPLY, INC., a Florida corporation, second party, hereinafter referred to as "Tenant" who covenant and agree as follows:

     WHEREAS, Landlord and Tenant are parties to numerous leases (the "Original Leases") for various sites located in Florida, including, but not limited to, that certain lease dated March 31, 1988, as amended (the "Existing Lease"), for the premises more particularly described therein. Landlord and Tenant are in the process of amending and restating the majority of the Original Leases, including the Existing Lease. In order to simplify the drafting of each amended and restated lease, the parties are using a form document for each site. Attached to each amended and restated lease is an Addendum "A," Additional Provisions, which sets forth the site specific provisions for each individual site (the "Addendum"). In each instance, in the event of any conflict between the amended and restated lease and the Addendum, the terms of the Addendum shall control; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Existing Lease and otherwise amend and restate the terms and conditions thereof. It is the intent of the parties that this Lease serve as a novation of the Existing Lease unless specifically stated to the contrary herein.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"). The Premises consists of real property and improvements located at 2439 7/th/ Street SW, Winter Haven, Florida, including, without limitation, an approximately 32,200 square foot building, all as set forth in Exhibit "A" attached hereto and made a part hereof. Notwithstanding the foregoing, Landlord and Tenant acknowledge that the square footages are not represented measurements, but estimates only. Tenant has had the opportunity to verify the square footages, has not done so, and Tenant, therefore, agrees to hold Landlord harmless from any discrepancy in the estimated and actual square footage of the building. The parties acknowledge that the legal description used in the Existing Lease may have been inaccurate, but that the parties have not been able to verify same prior to the execution of this Lease. It is in the best interest of the parties that Tenant continue to use all such space it has been using under the Existing Lease, regardless of the actual legal description or other depiction of the Premises contained in the Existing Lease. Exhibit "A" contains both a sketch of the Premises and the legal description. In the event of any dispute as to what comprises the Premises, the actual space used by Tenant under the Existing Lease shall be the accepted description, with the sketch controlling over the address of the Premises, and the address of the Premises controlling over the legal description attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have the right, within sixty
(60) days of the execution of this Lease, to have a new survey of the Premises prepared and, upon approval by Tenant, said survey shall serve as the legal description for the Premises. In the event a new survey is prepared and available prior to execution of this Lease, the legal description and depiction set out in the new survey (which will be a part of the Exhibit "A" attached hereto), approved by both parties, shall control.

     2. Term. Tenant shall continue to have and hold the Premises for an additional term of five (5) years, said additional term to commence effective as of April 1, 2003, and to end on March 31, 2008.

     3. Rental. Tenant shall pay as rental for the Premises for the term of this Lease the amounts set out in Addendum "A" attached hereto and made a part hereof. The rental shall be due and payable without setoff or deduction, except as specifically provided herein, in equal monthly installments as set out in Addendum "A" in advance on the 1st day of each and every calendar month during the term of this Lease. The first payment of such rental is to be made on April 1, 2003; provided, however, Landlord acknowledges that Tenant has already paid the rent for the months of April and May, 2003, pursuant to the terms of an extension agreement between the parties, and therefore Landlord agrees that only the difference between the rent due under the Existing Lease and the rent due under this Lease shall be due and payable for the month of April. All rental due and payable under this Lease shall be made payable to: HUGHES, INC. and delivered to the following address: P.O. Box 568065, Orlando, Florida 32856-8065 or such other address as Landlord may designate in writing to Tenant from time to time. For questions regarding payment of rental under this Lease, Tenant may call: Vincent Hughes at the following phone number: (407) 648-8587.

     4. Utility Bills. Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may, but shall not be obligated to pay the same, and such payment will be added to the rental of the Premises and reimbursed immediately to Landlord upon invoicing to Tenant.

     5. Taxes. Provided that Landlord has made arrangements for all tax-related notices and bills to be promptly delivered directly to or forwarded to Tenant, Tenant will pay all real property taxes, non ad valorem assessments and/or special assessments (provided, however, that as to special assessments used to fund improvements benefiting or located on or in the vicinity of the Premises, which improvements have a useful life in excess of the then-remaining portion of the additional term of this Lease, the assessments shall be paid in installments over the longest period permitted by law or ordinance, with Tenant responsible only for the prorated portion of such special assessments allocable to the portion of such useful life occurring during the term of this Lease, which may be assessed by any lawful authority against the Premises during the term of this Lease (including any extension), including any partial year, in November of each year or at the earliest date possible to take advantage of the maximum discount available. Tenant shall provide Landlord with evidence of payment of the same within fifteen (15) days after said payment. Tenant will pay any and all ad valorem taxes assessed against the personal property located on the Premises, during the entire term thereof. Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Tenant may delay payment of any portion of such taxes which are the subject of an appeal until the resolution of such appeal, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises. Tenant shall pay all applicable sales, excise or other taxes as required by law (but not income taxes) which are due and payable on the rents and other sums paid by Tenant hereunder at the time of payment of said rental and other sums to Landlord. Real Estate taxes for any partial lease years shall be prorated and paid within thirty (30) days after invoicing by Landlord.

     6. Insurance. Tenant shall carry, at Tenant's sole cost and expense and throughout the term of this Lease and all renewals and extensions thereof: (a) "All Risk" insurance coverage on the demised Premises in an amount not less than the full insurable value (the term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord; (b) insurance coverage on all equipment, fixtures and appliances owned by Tenant; and (c) comprehensive general liability insurance coverage with respect to the Premises in an amount not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

Landlord and Tenant shall each name the other as an additional insured under all insurance policies required by each of them to be maintained hereunder and furnish evidence of such coverages and additional insured status in the form of certificates of insurance to the other prior to the commencement of the term of this Lease and at least fifteen (15) days prior to the earlier of the commencement of each year of the term of this Lease or the date upon which such insurance coverage would otherwise lapse if not renewed. All insurance provided for in this Lease will be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the state in which the Premises are located. If Landlord or Tenant provides any insurance required by this Lease in the form of a blanket policy, Landlord or Tenant, as the case may be, shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises or common areas, if applicable.

If Landlord so requires, the policies of insurance provided for will be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to a standard mortgagee clause. All such policies will, to the extent obtainable, provide that any loss will be payable to Landlord or to the holder of any mortgage notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance. All such policies will, to the extent obtainable, contain an agreement by the insurers that such policies will not be canceled without at least thirty (30) days prior written notice to Landlord and to the holder of any mortgage to whom loss hereunder may be payable.

If Tenant fails to maintain all insurance as provided above, or fails to furnish Landlord timely proof and assurance of the existence and continuance of the insurance, such failure shall be deemed a default hereunder, and Landlord may terminate this Lease or Landlord may, but is not obligated to, take such measures as Landlord deems desirable to obtain the insurance for Landlord's protection, and upon written request, Tenant shall immediately reimburse Landlord for all costs and expenses thereof. Failure of Tenant to immediately make such payment upon request shall be deemed a default hereunder, for which Landlord may terminate this Lease or pursue all other rights and remedies provided under this Lease.

The parties shall fully cooperate in making claims and furnishing information to the insurer or insurers, and obtaining settlements and payments from the insurer or insurers.

     7. Maintenance and Repairs by Tenant. Throughout the term of the Lease (including any extension), Tenant shall, at its own expense, keep and maintain in substantially the same condition as at the execution of this Lease, ordinary wear and tear excepted, the interior and exterior of the Premises, including without limitation, the roof, all structural components of the building or buildings on the Premises, the parking lot and all driveways, all fences and other structures on the Premises and all systems pertaining to water, electrical, HVAC, and lighting. Tenant shall also be responsible for remedying all health and safety hazards associated with the Premises caused by Tenant or Tenant's agents or invitees. Tenant will also perform routine and regular exterior lawn and landscaping maintenance. Tenant shall enter into and maintain throughout the term of this Lease a service agreement with a reputable vendor for regular maintenance to the HVAC system serving the Premises, including, but not limited to, removal of trees and/or bushes growing against structures or fences. Tenant also shall be responsible for correcting and repairing those items set out in Exhibit "B" attached and made a part hereof (the "Current Repairs"), at Tenant's sole cost and expense, within one hundred eighty (180) days of the execution of this Lease. The Current Repairs should be made in a manner consistent with the standards of the commercial industry, and Tenant shall maintain the Current Repairs throughout the term of the Lease (including any extension) in good condition, ordinary wear and tear excepted. Landlord shall have the right to have the Current Repairs inspected by an independent third party, chosen by Landlord, and reasonably acceptable to Tenant (the "Inspector"), to ensure that the Current Repairs have been made in accordance with industry standards. It is the intent of the parties that the Inspector's inspection responsibilities shall relate only to the Current Repairs. Landlord therefore agrees that the Inspector shall not request any repairs or modifications which are not specifically designated as a Current Repair and Tenant shall not be responsible for any repairs or modifications which are not specifically designated as a Current Repair. Failure to complete repairs and correction of said items within said one hundred eighty (180) day period shall constitute a default hereunder and Landlord shall be entitled to all rights and remedies as provided under this Lease.

     8. [INTENTIONALLY DELETED].

     9. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within three (3) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

     10. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the building are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. "Reasonable," as used herein, shall mean using customs and practices generally accepted in the industry. In addition, as a condition to any such approval, Landlord may require that any such alterations or modifications be removed upon termination of the Lease. No openings or cuts through the roof or the exterior walls of the buildings on the Premises shall be permitted without the written consent of Landlord which can be granted or denied in Landlord's reasonable discretion.

     11. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted and to repair any damages caused by such removal.

     12. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in good condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. All trash and debris and Tenant's personal property shall be removed from the Premises, all floors will be broom cleaned, all carpets will be vacuumed, all restrooms will be cleaned and all cobwebs or indications of other animal or bird encroachments will be cleaned and/or removed from the Premises. All keys, alarm codes, equipment warrantees, and HVAC (or other equipment used in the operation of the building and belonging to Landlord) maintenance records kept by Tenant will be turned over to Landlord within 30 days after Tenant vacating the Premises.

     13. Condemnation. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose or if Landlord sells the Premises under threat of condemnation, then in either of said events the term hereby granted will cease from the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date.

If there is a partial taking and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and

Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, is reasonably determined not to materially affect Tenant's use of the Premises including Tenant's parking and any outside storage areas, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

All compensation awarded for such taking or condemnation, whether for the whole or for any part of the Premises, shall be the property of Landlord, whether such compensation is for diminution in the value of the leasehold interest of Tenant, the fee of the Premises, or otherwise, and Landlord shall be entitled to the entire amount of any award for such taking or condemnation. The Tenant shall, however, be entitled to recover from the condemning authority, if permitted by law, any actual relocation expenses and compensation for the taking of any trade fixtures.

     14. Compliance with Laws, Etc. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's use of said Premises. The Tenant shall also be liable for: (a) repairs, alterations, replacements of retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC (S) 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively, the "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations; (c) repairs or replacements incident to CFC conversions for heating and cooling systems; (d) installation, modification or upgrade of fire protection and sprinkler systems; and (e) repairs, alterations or replacements described in Exhibit "B" attached, if applicable.

     15. Assignment. Except as set forth below, Tenant may not assign this Lease, or any interest thereunder, or sublet the Premises in whole or in part without prior written consent of Landlord after notice of its intent to assign or sublease, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide Landlord with the customary financial information regarding the proposed assignee or subtenant and a statement regarding the intended use of the property by said assignee or subtenant, except with respect to any assignee or subtenant that is an affiliate of Tenant. Provided any such subtenant or assignee uses the Premises for a current and existing use of Tenant's business (regardless of whether that business is the business being operated by the branch of Tenant currently occupying the Premises), Tenant may
(a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
(b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization, or to any affiliate sharing common majority ownership with the

Tenant without Landlord's approval but with written notice of such transfer. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability hereunder. Notwithstanding anything herein to the contrary, in no event shall any subtenant or assignee use the Premises for any immoral purpose, including, but not limited to, massage parlors, adult bookstores, adult theaters, adult amusement facilities, or any other type of facility selling, leasing or displaying pornographic materials. In addition, the use of any Hazardous Materials, other than those Hazardous Materials currently used in Tenant's business (which Hazardous Materials shall be used in conformity with all laws), by any subtenant or assignee shall be subject to Landlord's sole, but reasonable, discretion. As a condition of Tenant's ability to sublease the Premises, any sublease payments in excess of the rents due under this Lease shall be payable to the Landlord as payments are received by the Tenant.

     16. Mortgagee's Rights. Tenant's rights will be subordinate, inferior and subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement, in a form reasonable and customarily utilized in the commercial lending industry, providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Tenant shall attorn to such mortgagee or subsequent owner.

     17. Use of the Premises. The Tenant may use the Premises for all existing Tenant uses and for warehouse, sales, outside storage and office purposes, and for no other use or purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     18. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     19. Entry for Carding, etc. Landlord may card the Premises "For Rent" or "For Sale" one hundred eighty (180) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers, to insure compliance by Tenant under the Lease and to make repairs required of Landlord under the terms hereof.

     20. Indemnity. Landlord and Tenant agree to indemnify and save harmless each other and their respective affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, expenses or losses (including without limitation, reasonable attorneys' fees) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the Existing Lease or previous leases as a result of any breach of their respective obligations under Paragraphs 7 and 14 of this Lease.

Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation and the retention of independent counsel protecting Landlord's interests) arising during or after the Term including without limitation during the period of time that Tenant or Tenant's predecessors in interest have occupied the Premises under the prior lease or previous leases: (a) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now, previously or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Tenant's or Tenant's predecessor's in interest original occupancy of the Premises under previous leases and which was caused by or brought onto the Premises by Tenant, Tenant's predecessors in interest or their respective agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements of the ADA; or (d) as a result of Tenant's (and its subtenants and assigns) use and occupancy of the Premises since Tenant's initial occupancy. These indemnities will survive the expiration, cancellation or termination of the Lease. In no event, however, shall Tenant be liable for the acts of Landlord, prior owners of the Premises or any other tenants of the Premises, it being the intent of the parties that Tenant be liable only for its own acts and those of its employees, licensees, agents, subtenants and assigns.

In the event Landlord becomes involved through or on account of the terms of this Lease, or through or on account of the use or occupancy of the Premises by Tenant, or through or on account of the conduct of Tenant's business on or about the Premises in any controversy or litigation with a third party, Landlord shall be entitled to retain independent counsel for the purpose of protecting or defending Landlord for all of Landlord's costs and attorneys' fees. If Landlord so requests, Tenant shall execute and deliver to Landlord an indemnifying bond with surety satisfactory to Landlord, which bond shall provide for the discharge and payment of any and all final judgments, liens, costs, damages, expenses, and obligations of Landlord whatsoever, in or arising out of the controversy or litigation involving Landlord, including all costs, expenses and attorneys' fees, incurred by Landlord in protecting Landlord's interest or defending Landlord in such controversy or litigation. In the event Tenant and Landlord cannot agree on the amount of any such bond, Landlord shall be entitled to have a court of competent jurisdiction to determine the amount of such bond.

     21. Default of Tenant. It is mutually agreed that in the event: (a) the rent herein reserved is not paid at the time and place when and where due and Tenant fails to pay said rent within five (5) days after written demand from Landlord; or (b) Tenant will fail to comply with any material term, provision, condition, or covenant of this Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences within said thirty (30) day period and diligently pursues a cure of the default to completion; or (c) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure; or (d) proceedings under the Bankruptcy Act for bankruptcy are filed by or against Tenant as Tenant's performance hereunder, and if filed against Tenant, have not been dismissed within thirty (30) days after the filing; or (e) an assignment of Tenant's property for the benefit of creditors is made; or (f) a receiver, conservator, or similar officer is appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and within thirty (30) days after appointment the officer is not discharged and possession of the property is not restored to Tenant; or (g) Tenant's interest in the Premises or under this Lease is the subject of taking or levy under execution, attachment, or other process of law and the action is not cancelled or discharged within thirty (30) days after its occurrence; or (h) Tenant abandons the Premises and leaves it in a condition that could be vandalized or occupied by unauthorized third parties; THEN in any of such events, Landlord will have the option to do any of the following, in addition to, and not in limitation of any other remedy permitted by law or in equity or by this Lease: (1) re-enter and repossess the Premises and remove any property of Tenant thereon and store the same elsewhere at Tenant's expense without relieving Tenant from any liability or obligation; or
(2) relet the Premises or any part thereof for Tenant's account, but without obligation to do so and without relieving Tenant from any liability or obligation, applying any amount received by Landlord from reletting first to all reasonable costs and expenses incurred by Landlord in reletting; or (3) bring an action then or thereafter against Tenant to recover the amount of any payment owing by Tenant to Landlord as the same is due, becomes due, or accumulates; or
(4) accelerate all rent due under this Lease and bring then or thereafter an action for all such amounts due and owing by Tenant to Landlord; or (5) terminate this Lease by giving Tenant written notice thereof, without relieving Tenant from any obligation or liability for payments theretofore or thereafter becoming due or any other present or prospective damages or sums due or provided by law or this Lease and resulting from Tenant's default; or (6) terminate this Lease, relieving Tenant of any liability or obligation for rental payments or others payments thereafter becoming due; or (7) exercise any combination of the above remedies or any other remedy provided by law or in equity. Landlord's remedies set forth in this Lease are cumulative and are not in limitation of any remedies given by law or in equity. Landlord's forbearance to terminate shall not waive Landlord's right to do so in the event of a continuing or subsequent default. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Landlord's right to pursue any remedy afforded to it herein or at law or in equity shall be subject to an obligation on the part of the Landlord to take all reasonable and prompt action required by Florida law to mitigate its damages as a result of any Tenant default.

     22. Default of Landlord. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of written notice from Tenant of a failure of performance within which to commence a cure of that failure or such additional period of time as may reasonably be necessary to effect a cure of the default provided that Landlord commences said cure within said thirty (30) day period and diligently pursues a cure of the default to completion. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within that 30-day period or the additional period as provided above will be an event of default under this Lease and Tenant may, at its option, elect to: (a) bring an action to require specific performance of Landlord's obligations; (b) provide Landlord with an additional period of time within which to effect that cure; (c) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (d) pursue any other remedies provided herein or provided by law.

     23. Warranties. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease and that the Premises are free from liens and encumbrances except for utility easements and un-violated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

     24. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate equal to 150% of the rent in effect at end of the Lease; and there will be no renewal of this Lease by operation of law.

     25. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

     (a) Landlord:   Hughes, Inc.
                     P.O. Box 568065
                     Orlando, Florida 32804
                     Attention: Vincent Hughes
                     Phone No.: (407) 648-8587 / Fax No.:
                                                          -------------

                     and

                     Hughes, Inc.
                     1411 Edgewater Drive, Suite 200
                     Orlando, Florida 32804
                     Attention: Vincent Hughes
                     Phone No.: (407) 648-8587 / Fax No.:
                                                          -------------

                              [LANDLORD TO VERIFY]

   or to such other address as Landlord may hereafter designate in writing to
                                     Tenant.

     (b) Tenant:     Hughes Supply, Inc.
                     20 North Orange Avenue, Suite 200
                     Orlando, Florida 32801
                     Attention: Associate General Counsel
                     Phone No.: (407) 841-4755 / Fax No.: (407) 649-3018

or to such other address as Tenant may hereafter designate in writing to Landlord.

     26. Recording. This Lease shall not be recorded by either party.

     27. Construction of Lease Terms. The terms of this Lease will not be construed more strongly against any party, regardless of which party was responsible for the preparation and drafting of this Lease.

     28. Attorneys and Other Professional Fees. In any litigation between the parties regarding this Lease, the losing party agrees to pay to the prevailing party its reasonable attorneys', paralegals', accountants', consultants', and experts' fees and expenses of litigation at all trial, appellate and alternative dispute resolution levels and forums. For purposes of this paragraph, a party is to be considered the prevailing party if:

     (a) it initiated the litigation and obtains (by judgment or agreement) substantially the relief sought; or

     (b) it did not initiate the litigation and the other party does not obtain (by judgment or agreement) substantially the relief sought.

     29. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     30. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

     31. Time of Essence. Time is of the essence of this Agreement.

     32. Definitions. "Landlord" as used in this Lease will include first party, its heirs, representatives, assigns, and successors in title to the Premises. "Tenant" will include second party, its heirs and representatives, assigns and successors, and if this Lease will be validly assigned, or sublet, will include also Tenant's assignees or sub-Tenants, as to the Premises covered by such assignment or sub-lease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

     34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located. Venue shall lie in the State courts for the County where the Premises is located.

     35. Brokerage. On or before the commencement of the additional term of this Lease, Landlord will pay a real estate commission to: Realty Capital Advisors, Inc. as Landlord's representative and listing broker pursuant to a separate agreement. Each of Landlord and Tenant warrants to the other that, other than as stated in this Paragraph, and as specifically set forth herein, no commissions are payable or due to any other broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease. Tenant agrees that any fee or other remuneration to Mohr Partners, Inc. shall be the sole responsibility of Tenant and Tenant shall indemnify Landlord and Realty Capital Advisors, Inc. from any claims brought by, or on behalf of, Mohr Partners, Inc.

     36. Radon Gas. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in the state in which the Premises are located. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     37. Mechanic's Liens. Landlord's interest in the Premises is not subject to liens for improvements or work made or done by Tenant to or upon the Premises, and such liability is expressly prohibited as contemplated by Section 713.10, Florida Statutes. Tenant shall not cause or permit any mechanic's lien to be placed against the Premises. If any mechanic's lien is placed against the Premises, or any claim thereof is filed against the premises as the result of anything done or permitted by Tenant, Tenant shall cause the same to be removed within thirty (30) days after being notified thereof, and shall indemnify and hold Landlord harmless from adverse effects thereof; provided, however, Landlord shall have the right to pay and discharge any such lien if the same is not removed by Tenant as provided herein, and Tenant shall forthwith pay to Landlord all amounts incurred by Landlord in removing such lien, or protecting against such lien, including, without limitation, attorneys' fees and costs.

     38. Relationship of Parties. Nothing contained in this Lease shall constitute or be construed to create the relationship of principal and agent, partnership, joint venturers or any other relationship between the parties hereto other than the relationship of Landlord and Tenant.

     39. Certificates. Landlord and Tenant shall at any time from time to time, upon not less than twenty (20) days prior written notice from the other party, execute, acknowledge and deliver to the other party a statement, in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect, as modified and stating the modifications), and the date to which the rental has been paid and whether or not there is any existing default by Tenant with respect to any sums of money required to be paid by Tenant under the terms of this Lease, or whether a notice of default has been served by Landlord or Tenant, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective or existing mortgagee or assignee of any mortgage or purchaser of the Premises or by any prospective assignee or subtenant of the leasehold estate. If any such certification by Landlord shall allege non-performance by Tenant the nature and extent of such non-performance, insofar as actually known by Landlord, shall be summarized therein.

     40. Hazardous Materials. The term "Hazardous Substances," as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known or suspected to cause cancer or reproductive disorders or birth defects, pollutants, contaminants, hazardous wastes, solid wastes, mold, mildew, hazardous materials, hazardous substances, toxic substances or related materials, petroleum and petroleum products, including without limitation, any compound or substance containing any of the foregoing, and substances declared to be hazardous or toxic under any law, statute, ordinance, or court order or decision, or any regulation promulgated by any agency or governmental entity, now in effect or enacted, passed decided or promulgated at any time in the future or that existed in the past during the Tenant's or Tenant's predecessor in interest's previous occupancy.

          (a) Tenant's Restrictions. Tenant shall not cause, have caused or affirmatively permit and shall take reasonable steps to avoid causing:

               (1) Any violation of any federal, state or local law, statute, ordinance or regulation, previously, now or hereafter enacted or promulgated, related to the presence, escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Substance on, under or about the Leased Premises or any other environmental conditions, on, under or about the Premises.

               (2) The use, generation, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on or about the Premises without Landlord's prior written consent, which written consent may be denied, withdrawn, conditioned or modified by Landlord at any time and from time to time in its sole and absolute discretion. Notwithstanding the foregoing, Landlord acknowledges and consents to Tenant's lawful use, storage and sale of those Hazardous Substances that are currently used, stored or sold by Tenant in the ordinary course of its business (it being the intent of the parties that "the ordinary course of its business" shall include all operations of Tenant existing at the execution of this Lease, regardless of whether such business is being operated on the Premises), as well as comparable or equivalent substances that may be used, stored or sold by Tenant in the future, which consent may not be revoked or conditioned provided Tenant is complying with all applicable laws, rules and regulations governing such Hazardous Materials.

          (b) Tenant's Covenants. Throughout the term of this Lease, Tenant shall:

               (1) Afford the Landlord full and complete access to and upon the Premises upon reasonable prior notice and, during Tenant's business hours, except in the event of an emergency, in which event no prior notice is required so that Landlord and/or its employees or consultants may investigate Tenant's compliance with all environmental laws or to determine whether any Hazardous Substances exist or are present on, under or about the Premises.

               (2) Except as specifically set forth herein, at Tenant's sole cost and expense, cause the Premises and all of Tenant's business operations thereon to comply with all laws, statutes, ordinances and regulations governing the use, generation, transportation, storage, release or disposal of any Hazardous Substances by Tenant, its employees, agents or contractors ("Tenant Parties"). Notwithstanding anything herein to the contrary, Tenant shall not be responsible for curing any non-compliance which (i) arose prior to Tenant's initial occupancy of the Premises; and/or
     (ii) arose or may arise from an off-site source and which was not caused by the acts and/or omissions of Tenant or Tenant Parties; and/or (iii) arose or may arise as a result of the acts or omissions of Landlord, its agents, licensees and assigns, or any third party, it being the intent of the parties that Tenant shall be responsible only for the compliance of Tenant and Tenant Parties.

               (3) In the event that Tenant receives any warning, notice of violation, complaint or order in regard to any private or governmental action or investigation taken related to or in any way connected with the presence of any Hazardous Substances on, under or about the Premises, Tenant shall immediately upon receipt thereof deliver a copy of any such warning, notice or order to the Landlord.

               (4) In the event that Tenant has used or uses, generates, transports or stores any Hazardous Substances on or about the Premises and Landlord has consented to such use, generation, transportation, or storage in writing, then as an additional condition of such consent Tenant shall at its sole costs and expense apply for, obtain and continuously and completely comply with the conditions of any and all permits and approvals required therefor by any governmental authority, agency or instrumentality.

               (5) To the extent required by any applicable law related to the use, generation, production or storage of Hazardous Substances, Tenant shall keep and maintain complete and accurate records available at all times for inspection by Landlord, of all manifests, receipts, bills of lading and other indicia or evidence of the receipt of all Hazardous Substances and the subsequent use, processing, disposal and/or shipment of the Hazardous Substances, all as may be required to confirm that no loss or release of Hazardous Substances has occurred, or if a loss or release has occurred, the documentation will confirm the exact nature of the loss or release, and Tenant shall, if requested by Landlord, supply copies of all documents to Landlord.

               (6) In the event that the Tenant shall place upon the Premises any underground storage tanks, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with each and every one of the requirements of any statute or regulation with respect to underground storage tanks, including without limitation, Florida Administrative Code Chapter 17-761 and any subsequent additions or amendments thereto or replacements therefor, including without limitation the requirements regarding registration, installation, operation, repairs, notification, reporting, record keeping, financial responsibility of the operator, tank and piping performance standards, system release detection standards, release detection and tightness testing standards, inventory monitoring and reconciliation, removal from service and/or closure. All inventory records and testing records as may be required under Florida Administrative Code Chapter 17-761 shall be available for inspection by Landlord at any time and from time to time and all submittals to the Florida Department of Environmental Regulation in regard to the underground storage tank shall also be simultaneously delivered to Landlord.

               (7) In the event the Premises shall contain any above ground storage tank or storage vessel placed by Tenant, its employees, agents or contractors, Tenant shall be responsible at its sole cost and expense for complete and continuous compliance with any statues or regulations pertaining thereto and shall construct, after prior written approval by Landlord of all plans therefor, all containment dikes, revetments, holding areas, catch basins, or other structures or devices required by law or regulation. Landlord's approval of such plans shall not constitute an acceptance by Landlord of such construction as satisfactory for regulatory purposes, but shall only constitute approval for the construction to occur.

          (c) Injunctive Relief. In the event of Tenant's violation of or noncompliance with any of the restrictions or covenants (respectively a "Restriction" or a "Covenant") set forth in sub-paragraphs (a) and (b) above, Tenant acknowledges and agrees that Landlord shall be irreparably harmed and may not have an adequate remedy at law. Accordingly, Tenant hereby covenants and agrees that in the event of any such violation or noncompliance by Tenant Parties, Landlord shall be entitled to seek and obtain an injunction prohibiting any threatened or continuing violation of a Covenant or Restriction, or an order of specific performance requiring performance of a Covenant, as the case may be, and the Landlord shall not be required to post any bond or other security in regard to such injunction.

          (d) Environmental Testing. Landlord shall have the right at any time and from time to time, to conduct such environmental testing and investigations as the Landlord deems necessary and desirable. Such investigations and testing shall be at the expense of Landlord; provided, however, that in the event that any such investigation or test reveals the presence or existence of any Hazardous Substance, on, under or about the Premises that is introduced by Tenant, Tenant's predecessor in interest or their respective employees, invitees, agents or contractors, other than Hazardous Substances on the Premises pursuant to an approval of Landlord which is appropriately containerized and documented fully and completely in accordance with all applicable laws and permit requirements, then all costs for such investigation or test and any further investigations or tests desired by Landlord shall be borne solely and completely by Tenant.

          (e) Environmental Clean-up. In the event that any governmental authority, agency or instrumentality or any private party notifies Tenant of the existence of any Hazardous Substances on, under or about the Premises that is introduced by Tenant, or its respective employees, invitees, agents or contractors, then Tenant shall be solely and completely responsible, liable and obligated at its sole cost and expense to clean-up and remediate the Premises and/or any other property contaminated by any Hazardous Substances on, under or about the Premises arising out of and occurring during the use and occupancy of the Premises by Tenant in accordance with all standards and requirements of any applicable government authority. In connection with such clean-up and/or remediation, Tenant further agrees as follows:

               (1) All reports, plans, investigations and/or other written material to be submitted by Tenant and/or its consultants to any governmental authority, agency or instrumentality or any private party shall be submitted first to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

               (2) Landlord shall be given prior written notice of and shall be afforded the opportunity to attend any discussions with any governmental authority, agency or instrumentality in regard to the clean-up and/or remediation of any Hazardous Substances on, under or about the Premises, or any adjacent lands.

               (3) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, disposal, clean-up and/or remediation of Hazardous Substances on, under or about the Premises as reasonably required by Landlord from time to time.

               (4) Tenant hereby understands and agrees that Landlord shall have the right, but shall not be required, at any time to undertake the clean-up and remediation of the Premises on its own behalf at Tenant's expense in the event that Landlord determines in its reasonable discretion that Tenant's efforts have been inadequate. All expenditures of Landlord for such clean-up and remediation shall constitute additional rental hereunder and immediately due and payable upon invoicing.

          (f) Tenant's Indemnity. Tenant hereby covenants and agrees to indemnify, defend and hold harmless Landlord, and its respective officers, directors, beneficiaries, shareholders, partners, agents, employees and consultants from and against any and all fines, penalties, suits, procedures, claims, investigations, audits, inquiries and actions of every kind or nature and any and all fees and costs incurred in connection therewith, including attorney's fees, paralegal's fees and consultant's fees, whether incurred before trial, at trial, upon any appellate levels or in any administrative or bankruptcy proceedings, arising out of or in any way connected with the presence, escape, seepage, leakage, spillage, discharge, emission or release of any

Hazardous Substances as a result of and during the use and occupancy of the Premises by the Tenant on, under or about the Premises or any adjacent lands for any violation or breach by Tenant or Tenant Parties of any of the restrictions or covenants set forth in this paragraph 40. In the event a claim is made upon the Landlord, the Landlord shall promptly give notice of such claim to the Tenant, and shall promptly deliver to Tenant all information and written material available to the Landlord relating to such claim. If such claim is first made upon the Tenant the Tenant shall promptly give notice of such claim to the Landlord. The Tenant shall defend in the name of the Landlord any claim in any appropriate administrative or judicial proceedings and take whatever actions may be reasonably requested of the Landlord to permit the Tenant to make such defense and obtain an adjudication of such claim on the merits, including the signing of pleadings and other documents, if necessary; provided the Tenant shall defend the claim with counsel reasonably satisfactory to the Landlord and Tenant provides the Landlord with evidence reasonably satisfactory to the Landlord that the Tenant can satisfy the claim if it is upheld. In addition to the liability for the ultimate settlement or judgment, if any, arising out of such claim under this paragraph Tenant shall be solely responsible for all the expenses incurred in connection with such defense or proceedings, regardless of their outcome including attorney's fees incurred at all trial and appellate levels.

          (h) Survival. Tenant's duties, obligations and liabilities under this paragraph are a material inducement for Landlord to enter into this Lease and shall survive the expiration or other termination of this Lease Agreement.

     41. Reimbursement for Costs. Landlord and Tenant acknowledge that Tenant has expended a considerable amount of time and effort in negotiating this Lease (and the other amended and restated) with Landlord. To compensate Tenant for its efforts, Landlord hereby agrees to pay to Tenant, in equal annual installments, due and payable on the first day of any such lease year, an amount equal to two percent (2%) of the base rents payable throughout the term of this Lease, exclusive of all taxes, insurance, utilities, maintenance, and repair costs and other expenses to be paid by Tenant hereunder.

     IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                        "LANDLORD"

Witnesses:                              HUGHES, INC., a Florida corporation


                                        By:
-----------------------------------         ------------------------------------

Printed:                                Printed:
         --------------------------              -------------------------------

                                        Title:
                                               ---------------------------------


-----------------------------------

Printed:
         --------------------------

                                        "TENANT"

                                        HUGHES SUPPLY, INC., a Florida
                                        corporation


                                        By:
-----------------------------------         ------------------------------------

Printed:                                Printed:
         --------------------------              -------------------------------

                                        Title:
                                               ---------------------------------


-----------------------------------

Printed:
         --------------------------

                                   EXHIBIT "A"

                         (Sketch and Legal Description)

                                   EXHIBIT "B"

                                (Current Repairs)

                                  ADDENDUM "A"

                             (ADDITIONAL PROVISIONS)

     THIS ADDENDUM "A" (ADDITIONAL PROVISIONS) ("Addendum") is made and entered effective as of the 1st day of April, 2003, by and between HUGHES, INC., a Florida corporation ("Landlord"), and HUGHES SUPPLY, INC., a Florida corporation ("Tenant"), and is attached to and is an integral part of the Subject Lease (as defined below).

          A. Simultaneous herewith, Landlord and Tenant entered into eleven (11) different Amended and Restated Lease Agreements for the demised premises ("Premises") described therein (collectively, the "Leases"). In order to simplify the drafting process, the parties used a form lease to incorporate the basic provisions of each of the Leases. This Addendum relates to the lease for the Premises located at 2439 7th Street SW, Winter Haven, Florida (the "Subject Lease"). The purpose of this Addendum is to set forth the site specific provisions for the Subject Lease.

          B. Landlord and Tenant desire to amend the Subject Lease pursuant to the terms as set forth below.

     NOW THEREFORE, in consideration of the mutual covenants contained in the Lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. All terms and conditions set forth in the Subject Lease are herein incorporated by this reference and the defined terms set forth herein shall have the meanings associated to them in the Subject Lease.

     2. The base rent, as referenced in paragraph 3 of the Subject Lease, is as follows: Annual rent for the first year of the Subject Lease is $72,450.00, payable in equal monthly installments of $6,037.50. Thereafter, rent for each successive year of the Subject Lease Term shall increase to an amount equivalent to 103% of the rent for the immediately preceding year.

     3. The following paragraphs or subparagraphs (as noted) are hereby added to the Subject Lease:

          (a) Provided it is not then in default under the Subject Lease, Tenant may extend the term one (1) time for a five (5) year extension by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the then-current expiration date. The extended term will be on all of the terms and conditions of the Subject Lease, including without limitation, the annual increase as set forth in paragraph 2 above.

     4. The Subject Lease remains in full force and effect as amended above.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed effective the date first written above.

WITNESSES:                              LANDLORD:

                                        HUGHES, INC.,
                                        a Florida corporation


                                        By:
-----------------------------------         ------------------------------------
Print Name:                             Name:
            -----------------------           ----------------------------------
                                        Title:
                                               ---------------------------------


-----------------------------------
Print Name:
            -----------------------


                                        TENANT:

                                        HUGHES SUPPLY, INC.,
WITNESSES:                              a Florida corporation


                                        By:
-----------------------------------         ------------------------------------
Print Name:                             Name:
            -----------------------           ----------------------------------
                                        Title:
                                               ---------------------------------


-----------------------------------
Print Name:
            -----------------------